                                 EXHIBIT 10(B)

                 CONFIRMATION OF INTEREST RATE SWAP TRANSACTION

                                    REVISED
Mr. Mitch Paull
Treasurer
Aaron Rents, Inc.
309 East Paces Ferry Road, N.E.
Atlanta, GA 30305

Ph#: 404/231-0011
Fax #: 404/240-6584

Dear Mr. Paull:

     The purpose of this letter agreement is to set forth the AMENDED terms and conditions, AS OF DECEMBER 31, 1997 of the Rate Swap Transaction entered into between you and SunTrust Bank, Atlanta on the Trade Date of DECEMBER 26, 1996 WITH NOTIONAL AMOUNT OF US $10,000,000.00 AND MATURITY DATE OF NOVEMBER 16, 2000, specified below (the "Transaction" or "Rate Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in either the ISDA Master Agreement or the Interest Rate and Currency Exchange Agreement entered into by the parties hereto, prior to, or on the date hereof.

     The definitions and provisions contained in the 1991 ISDA Definitions (the "Definitions") published by the International Swap Dealers Association, Inc. ("ISDA") are incorporated by reference into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

          1. This Confirmation supplements, forms a part of, and is subject to the ISDA Master Agreement (a "Swap Agreement"), as amended and supplemented from time to time, between you and SunTrust Bank, Atlanta. All provisions contained or incorporated by reference in the Swap Agreement shall govern this Confirmation except as expressly modified below. Prior to the execution and delivery of such Swap Agreement, this Confirmation alone shall constitute a complete and binding agreement with respect to the Transaction.

          Each party is hereby advised, and each such party acknowledges, that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken other material actions in reliance upon the parties' entry in the Transaction to which this Confirmation relates on the terms and conditions set forth below.

          This Confirmation will be governed by and construed in accordance with the laws of the state of New York without reference to choice of law doctrine.

            Type of Transaction:                              Rate Swap

            Notional Amount:                                  US $10,000,000.00

            Trade Date:                                       December 26, 1996

            Effective Date:                                   December 30, 1996

            Termination Date:                                 NOVEMBER 17, 2003, with adjustment in accordance
                                                              with the Modified Following Business Day
                                                              Convention

            FIXED AMOUNTS:

            Fixed Rate Payer:                                 Counterparty

            Fixed Rate Payer Payment Dates:                   The 16th day of each February, May, August and
                                                              November, beginning February 16, 1997 through
                                                              and including the Termination Date, subject to
                                                              adjustment in accordance with the Modified
                                                              Following Business Day Convention.

            Fixed Rate:                                       6.71% PER ANNUM FROM DECEMBER 30, 1996 TO BUT
                                                              EXCLUDING DECEMBER 31, 1997. 6.50% PER ANNUM
                                                              FROM DECEMBER 31, 1997 TO BUT EXCLUDING THE
                                                              TERMINATION DATE.

            Fixed Rate Day Count Fraction:                    Actual/360

            FLOATING AMOUNTS:

            Floating Rate Payer:                              SunTrust Bank, Atlanta

            Floating Rate Payer Payment Dates:                The 16th day of each February, May, August and
                                                              November, beginning February 16, 1997 through
                                                              and including the Termination Date, subject to
                                                              adjustment in accordance with the Modified
                                                              Following Business Day Convention.

            Floating Rate for the Calculation Period          5.875% per annum.
            Starting December 31, 1997:

            Designated Maturity for all subsequent            Three month
            Calculation Periods:

            Floating Rate Option:                             USD-LIBOR-BBA

            Spread:                                           Inapplicable

            Floating Rate Day Count Fraction:                 Actual/360

            Reset Dates:                                      The Effective Date and each Floating Rate Payer
                                                              Payment Date except the Termination date.

            Calculation Agent:                                SunTrust Bank, Atlanta

            Business Days:                                    New York

2. OTHER PROVISIONS

     a) Aaron Rents, Inc. agrees to provide a certificate of signing authority and incumbency with respect to the individual executing this Confirmation as well as a Corporate Resolution authorizing Aaron Rents, Inc. to enter into this Transaction. This provision will constitute an additional Agreement for the purpose of Section 3 of the Interest Rate Swap Agreement.

     b) By signing this confirmation, Counterparty acknowledges they have received and understand the SunTrust Bank, Atlanta "Terms of Dealing for OTC Risk Management Transactions" and the "Risk Disclosure Statement for OTC Risk Management Transactions".

3. ACCOUNT DETAILS:

     Payment to Fixed Rate Payer:
        SunTrust Bank, Atlanta
        ABA# 061000104
        FBO: Aaron Rents, Inc.
        A/C#: 8800-527-494

     Payments to Floating Rate Payer:
        SunTrust Bank, Atlanta
        ABA# 061000104
        Bond Wire Clearing, Center 095
        Attn: Financial Risk Management, Operations

4. OFFICES

     (a) The Office of Fixed Rate Payer for the Transaction is its Atlanta office; and

     (b) The Office of Floating Rate Payer for the Transaction is its Atlanta office.

     Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this copy of this Confirmation and faxing it back to us at the following fax number: 404-658-4835, Attn: Leslie Bales. An original execution copy will be forwarded to you upon us receiving your faxed copy.

     By signing below, you also acknowledge and agree that we have explained to you the risks involved in this Transaction, which risks include but are not limited to the following:

        - Market Risk: the risk that the Transaction may increase or decrease in value with a change in, among other things, interest rates or the yield curve; and

        - Liquidity Risk: the risk that the Transaction cannot be closed out or disposed of quickly at or near its value.

     You further acknowledge and agree that you understand these risks and the Transaction as a whole, that you are capable of managing the risks associated with this Transaction, that the risks involved in this Transaction are consistent with your financial goals, policies and procedures, and risk tolerance, and that you have determined that this Transaction is appropriate for you.

                                          Very truly yours,

                                          SUNTRUST BANK, ATLANTA

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

Accepted and Confirmed as
of the Date First Written:

AARON RENTS, INC.

By:

    ----------------------------------
    Name:
    Title:

By:

    ----------------------------------
    Name:
    Title:

To:          Aaron Rents, Inc.
Attn:        Mitch Paull
Phone:       (404) 231-0011 EXT. 309
Fax No.:     (404) 240-6584
From:        NBD Bank
Date:        30 Dec 97
Re:          Our Ref: 8544.AB               TRN ID: 1046030

--------------------------------------------------------------------------------

                             *AMENDED CONFIRMATION

     We are pleased to confirm the terms of the transaction described below between NBD Bank ("NBD") (the floating rate payer), and Aaron Rents, Inc. ("Aaron") (the fixed rate payer).

            Type of transaction:                              Interest Rate Swap

            Notional Amount:                                  USD 10,000,000.00

            TERM:

            Trade Date:                                       26 Dec 96
            Effective Date:                                   30 Dec 96
            Termination Date:                                 17 Nov 03, subject to adjustment in accordance
                                                              with the modified following business day
                                                              convention

            FIXED AMOUNTS:

            Fixed Rate Payer:                                 Aaron

            Payment Dates:                                    Each February 16, May 16, August 16, and
                                                              November 16, commencing February 16, 1997 and
                                                              ending November 16, 2000.

            Business Day
            Convention:                                       Modified Following
            Fixed Rate:                                       *
                        From and Including       To But Excluding         Rate
                        30 Dec 96                17 Nov 97                6.7125 Pct.
                        17 Nov 97                17 Nov 03                6.5000 Pct.

            Fixed Rate Day Count Fraction:                    Actual/360

            FLOATING AMOUNTS:

            Floating Rate Payer:                              NBD

            Payment Dates:                                    Each February 16, May 16, August 16, and
                                                              November 16, commencing February 16, 1997 and
                                                              ending November 16, 2000.

            Business Day Convention:                          Modified Following
            Floating Rate Option:                             USD-LIBOR-BBA
            Designated Maturity:                              3 months
            Floating Rate Day
            Count Fraction:                                   Actual/360
            Reset Dates:                                      The first day of each calculation period
            Spread PCT:                                       None
            Initial Floating Rate:
            (including spread)                                5.62153 Pct.
            Compounding:                                      Inapplicable
            Averaging:                                        Inapplicable
            Method of Averaging:
            Rounding Convention:                              5 decimal places as per ISDA
            Business Days:                                    New York and London

            Documentation:                                    *

     This confirmation supplements, forms part of, and is subject to, the ISDA master agreement dated as of 26 Dec 96 between the parties, as amended and supplemented from time to time (the "Agreement"). Terms used and not otherwise defined herein shall have their meanings as defined in the 1991 ISDA definitions.

            Dealing with confirmations on our behalf:         Dianne Schuyler 312-732-2148

            Dealing with Settlements on our behalf:           Edward Lazowski 312-732-2623

            NBD Bank Payment Instructions:

            NBD Bank N.A.
            ABA Number:                                       072000326
            Account Name:                                     NBD Bank N.A.
            Account Number:                                   132664

            Aaron Rents, Inc. Payment Instructions:           Please Advise

     Please confirm the foregoing correctly sets forth the terms of our agreement by executing this letter and returning it via facsimile to:

         Derivatives Product Support -- Confirmations
         NBD Bank
         (312) 336-4403 (Fax)

     It has been a pleasure working with you on this interest rate swap transaction and we look forward to completing similar transactions with you in the near future.

                                          Regards,

                                          NBD Bank

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

By:

    ----------------------------------
    Name:
    Title: